Prospectus supplement dated May 31, 2013
to the following prospectus(es):
Nationwide Destination Navigator prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On June 3, 2013, pursuant to the terms of the contract Nationwide is exercising its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year. Nationwide will accept subsequent purchase payments through July 14, 2013. Effective July 15, 2013, Nationwide will begin imposing the $50,000 per calendar year restriction. Consequently, in connection with the terms of the prospectus the following changes apply:
(1)	The "Subsequent Purchase Payments" subsection of the "Dollar Limit Restrictions" section is replaced with the following:
Subsequent Purchase Payments. If the Contract Owner elects the 10% Nationwide Lifetime Income Rider or 5% Nationwide Lifetime Income Rider, effective July 15, 2013, subsequent purchase payments are limited to an aggregate total of $50,000 per calendar year.
(2)	The "Subsequent Purchase Payments" subsection of the "10% Nationwide Lifetime Income Rider (formerly the 10% Lifetime Income Option)" section is replaced with the following:
Subsequent Purchase Payments
Subsequent purchase payments are permitted under the 10% Nationwide L.inc Rider as long as the Contract Value is greater than $0. Effective July 15, 2013, subsequent purchase payments are limited to an aggregate total of $50,000 in any calendar year. The $50,000 threshold may take into consideration all contracts issued by Nationwide to a particular Contract Owner or using the same determining life. If subsequent purchase payments are submitted in excess of $50,000 in any calendar year, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received. Contract Owners may contact the Service Center to find out if Nationwide will accept a particular subsequent purchase payment. Nationwide may waive the $50,000 limitation for subsequent purchase payments in the future.
(3)	The "Subsequent Purchase Payments" subsection of the "5% Nationwide Lifetime Income Rider (formerly the 5% Lifetime Income Option)" section is replaced with the following:
Subsequent Purchase Payments
Subsequent purchase payments are permitted under the 5% Nationwide L.inc Rider as long as the Contract Value is greater than $0. Effective July 15, 2013, subsequent purchase payments are limited to an aggregate total of $50,000 in any calendar year. The $50,000 threshold may take into consideration all contracts issued by Nationwide to a particular Contract Owner or using the same determining life. If subsequent purchase payments are submitted in excess of $50,000 in any calendar year, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received. Contract Owners may contact the Service Center to find out if Nationwide will accept a particular subsequent purchase payment. Nationwide may waive the $50,000 limitation for subsequent purchase payments in the future.
PRO-0048AO-3